Exhibit 10.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of the 9th day of October, 2007, by NIGHTHAWK SYSTEMS, INC., a Nevada corporation, having a mailing address at 10715 Gulfdale, Suite. 200, San Antonio, Texas  78216,  (the “Company”), (together with all subsidiaries and divisions, individually and collectively, the “Debtors”), for the benefit and security of DUTCHESS PRIVATE EQUITIES FUND, LTD., having a mailing address at 50 Commonwealth Avenue, Suite 2, Boston, Massachusetts  02116 (the “Secured Party”).

RECITALS

WHEREAS, the Company has previously executed and delivered to Dutchess one or more debentures, notes or other instruments in favor of the Secured Party, including, without limitation, the following: (i) that certain Debenture, with an issuance date of March 17, 2006 in the principal balance, excluding accrued interest, of $145,070, (ii) that certain Debenture with an issuance date of April 20, 2006 in the principal balance, excluding accrued interest, of $175,000, (iii) that certain Debenture with an issuance date of June 16, 2006 in the principal amount, excluding accrued interest, of $205,000, (iv) that certain Debenture with an issuance date of July 5, 2006 in the principal amount, excluding accrued interest, of $135,000, (v) that certain Debenture with an issuance date of August 22, 2006 in the principal amount, excluding accrued interest, of $109,941, (vi) that certain Debenture with an issuance date of September 22, 2006 in the principal amount, excluding accrued interest, of $185,000, (vii) that certain Debenture with an issuance date of October 9, 2006 in the principal amount, excluding accrued interest, of $36,551, (viii) that certain Debenture with an issuance date June 27, 2007 in the principal amount, excluding accrued interest, of $500,000, (as amended or otherwise modified from time-to-time, collectively, the “Existing Debentures”);

WHEREAS, concurrently with the execution of this Agreement the Company has executed and delivered to Secured Party a Securities Purchase Agreement for the Company’s Series B Preferred Stock or instruments, including, without limitation, dated October 9th, 2007 from the Company in favor of the Secured Party (the “Preferred”) pursuant to which the Secured Party has agreed to make certain loans and other financial accommodations to the Company;

WHEREAS, the obligations of the Company under the Preferred and the Existing Debentures (“Preferred and Debentures”) and the obligations under the Preferred are to be secured pursuant to this Agreement;

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to or for the benefit of the Company under or in connection with the Preferred, Debentures or any other Finance Documents (as defined herein), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

ARTICLE I

CONSTRUCTION AND DEFINED TERMS

1.01

Article and Section Headings.  Article and Section headings and captions in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.  Unless otherwise expressly stated in this Agreement, references in this Agreement to Sections shall be read as Sections of this Agreement.

1.02

Schedules and Exhibits.  The references in this Agreement to specific Schedules and Exhibits shall be read as references to such specific Schedules or Exhibits attached, or intended to be attached, to this Agreement and any counterpart of this Agreement and regardless of whether they are in fact attached to this Agreement, and including any amendments, supplements and replacements to such Schedules and Exhibits from time to time.

1.03

Defined Terms.  Unless otherwise expressly stated in this Agreement, (a) capitalized terms which are not otherwise defined herein shall have the respective meanings assigned thereto in the UCC (as defined below); and (b) the following terms used in this Agreement shall have the following meanings:

“Collateral” means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

“Computer Hardware and Software” means, with respect to any Debtor, all of such Debtor's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

“Equity Interest”  With respect to any Person, any ownership interest in such Person, including shares, partnership interests, joint venture interests, membership interests, limited liability company interests, unit interests and any other equity or ownership interests of any kind, and any subscriptions, options, warrants, commitments, purchase rights, preemptive rights or agreements of any kind (including any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or for securities convertible into, any shares, partnership interests, joint venture interests, membership interests, limited liability company interests, and any other equity or ownership interests in such Person.

“Finance Documents” mean, collectively, the Debentures, the Preferred, and any other documents or agreements executed in connection therewith or herewith and pertaining to the Secured Obligations.

“Lien”  Any security interest (including security interest within the definition of “security interest” in the UCC), encumbrance, lien (including any judgment lien, any contract lien, any lien arising or resulting from nonpayment of any tax, assessment, charge or other imposition, and any lien arising or resulting from nonpayment for labor, materials, or supplies), security agreement (including any agreement that creates or provides for a security interest), deed of trust, mortgage, grant, pledge, assignment, hypothecation, title retention contract, or other arrangement for security purposes, and any agricultural lien (including any agricultural lien within the definition of “agricultural lien” in the UCC), and including any of the foregoing arising by operation of statute or other law or the application of equitable principles, whether perfected or unperfected, avoidable or unavoidable, consensual or nonconsensual, and any financing statement or other similar notice document, whether or not filed, and any agreement to give a financing statement or other similar notice document.

“Lien Proceeding”  Any action taken (including self help) or proceeding (judicial or otherwise) commenced by any Person other than Secured Party for the purpose of enforcing or protecting any actual or alleged Lien upon any of the Collateral, and including any foreclosure, repossession, attachment, execution or other process regarding any of the Collateral.

“Permitted Lien” means those Liens described on Schedule 3.07.  The Permitted Liens shall not exceed an aggregate amount of more than one twenty-five thousand dollars ($125,000) by those combined creditors listed in Schedule 3.07

“Person”  Any natural person, corporation, limited liability company, partnership, joint venture, entity, association, joint-stock company, trust or unincorporated organization and any Governmental Authority, including any receiver, debtor-in-possession, trustee, custodian, conservator, or liquidator.

“Secured Obligations” All indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to Secured Party by any Debtor, whether under this Agreement, any Debenture, Preferred or any other Finance Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of such obligations.

 “UCC” means the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts on the date of this Agreement, as may be amended or modified from time to time after the date hereof; provided that, "UCC" shall also mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

ARTICLE II

SECURITY INTEREST;  PERFECTION

2.01

Security Interest.  To secure the full and timely payment, performance and satisfaction of the Secured Obligations, each Debtor hereby collaterally assigns to Secured Party, and grants Secured Party a security interest in, all of such Debtor’s property, whether now owned or hereafter existing or acquired, regardless of where located including, without limitation, all of such Debtor’s:

(a)

Accounts;

(b)

Chattel Paper, including Electronic Chattel Paper;

(c)

Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing

(d)

Commercial Tort Claims now or hereafter identified on Schedule 2.01(d) to this Agreement;

(e)

Deposit Accounts;

(f)

Documents;

(g)

Financial Assets;

(h)

General Intangibles;

(i)

Goods (including all of its Equipment, Fixtures and Inventory), and all embedded software, accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor);

(j)

Instruments;

(k)

Intellectual Property;

(l)

Investment Property;

(m)

Letter of Credit Rights;

(n)

money (of every jurisdiction whatsoever);

(o)

Security Entitlements;

(p)

Supporting Obligations

(q)

with respect to each Person (as hereinafter defined) listed in Schedule 2.01(q) hereto and each other corporation hereafter acquired or formed by such Debtor, the Equity Interests from time to time issued and outstanding, including the certificates, if any, representing the Equity Interests and any interest of such Debtor in the entries on the books of the issuer thereof or any financial intermediary pertaining to the Equity Interests, together with all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds as a result of a split, revision, reclassification, consolidation, merger or other like change of the Equity Interests or any issuer thereof, from time to time received, receivable or otherwise distributed to such Debtor in respect of or in exchange for any or all of the Equity Interests;

(r)

all promissory notes or intercompany notes and and all certificates or instruments evidencing such promissory notes or intercompany notes; and to the extent not included in the foregoing, other personal property of any kind or description, together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, the Secured Party will not enforce its security interest (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon request of the Secured Party, such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Secured Party (and to Secured Party’s enforcement of such security interest) in such Debtor's rights under such lease or license.

2.02

Intentionally Omitted.

2.03

Perfection by Filing.

(a)

Each Debtor authorizes Secured Party to file any financing statement and agrees to execute, in recordable form, and deliver to Secured Party any other document or instrument, and to cause any third party to execute and deliver to Secured Party any other document (including financing statement termination statements), requested by Secured Party to perfect the security interests created under this Agreement and to establish, maintain, and continue the first priority of the security interests created under this Agreement.

(b)

Each Debtor hereby appoints Secured Party as such Debtor’s attorney-in-fact, with power of substitution, which appointment is irrevocable and coupled with an interest, to execute in the name of Debtor, and to transmit to, or file, record, or register with, any Person, and at any time, any document or instrument that Secured Party may deem necessary or advisable for the purpose of creating, enforcing, defending, protecting, perfecting, continuing, or maintaining any security interest, or the perfection or priority of any security interest, created under this Agreement.

(c)

Secured Party shall not be required to obtain Debtor’s consent or authorization for Secured Party to file, and Secured Party shall be entitled to file, with or without execution by Debtor (or by Secured Party as Debtor’s attorney-in-fact), any financing statement, amendment, or other record that

Secured Party may be authorized to file in accordance with the terms of the UCC with respect to the security interests created under this Agreement.

(d)

Any financing statement or other document filed to perfect the security interests evidenced by this Agreement may, at Secured Party’s option, describe or indicate the Collateral in the manner that the Collateral is described in this Agreement, or as all assets of Debtor, or as all personal property of Debtor, or by any other description or indication of the Collateral that may be sufficient for a financing statement under the UCC.

(e)

If prior to Debtor’s execution of this Agreement, Secured Party shall have filed in any jurisdiction, or with any governmental authority, any financing statement, amendment, or other document describing or indicating the Collateral, or containing a description or indication of all assets of Debtor or all personal property of Debtor comprising the Collateral, or containing any other description or indication of the Collateral, Debtor, by executing this Agreement, irrevocably (i) authorizes, ratifies, confirms, and adopts (A) each such previously filed financing statement, amendment or other document, and (B) the filing of each such previously filed financing statement, amendment, or other document, and (ii) agrees that each such previously filed financing statement, amendment, or other document is valid and effective as though it had been authorized by Debtor and filed with Debtor’s authorization.

2.04

Perfection by Possession.  If Collateral is of a type as to which it is necessary, desirable, or advisable, as determined by Secured Party, for Secured Party to take possession of such Collateral in order to protect, perfect, or maintain the first priority of Secured Party’s security interest or other Lien (subject only to Permitted Security) in such (or any other) Collateral, then, promptly upon Secured Party’s request, Debtor shall deliver such Collateral to Secured Party.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Debtor makes the following representations and warranties to Secured Party, which shall each be continuing and in effect at all times, and Secured Party shall be entitled to rely upon the truth, accuracy, and completeness of the following representations and warranties without regard to any other information that may be now or hereafter known by or disclosed to Secured Party or any of Secured Party’s directors, officers, employees, agents, attorneys or other advisors:

3.01

Debtor’s Name and Identification Number.  The name of each Debtor set forth on the first page and the signature page of this Agreement is Debtor’s correct and complete legal name.  The street address for Debtor in this Agreement is Debtor’s mailing address.  Such Debtor's chief executive office and principal place of business are as set forth on Schedule 3.01 hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location during the five (5) years preceding the date hereof, and each other location where such Debtor maintains a place of business is also set forth on Schedule 3.01 hereto

3.02

Permitted Liens; Collateral. (a) No financing statement (other than Permitted Liens) covering any of such Debtor’s rights in the Collateral is on file in any public office; (b) Secured Party’s security interest in the Collateral is a first priority perfected security interest, subject to no Liens other than Permitted Liens; (c) such Debtor is and will be the lawful owner of all Collateral, free of all liens, claims, security interests and encumbrances whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder and (d) all information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Secured Party is and will be true and correct in all material respects as of the date furnished.

3.03

Authorization and No Conflicts.  (a) Each Debtor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation as listed on the first page of this Agreement; (b) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor; and (c) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.04

Tangible Collateral. Schedule 3.04 hereto contains a complete listing of such Debtor’s tangible Collateral located with any bailee, warehousemen or other third parties and all of such Debtor’s Collateral which is subject to certificate of title statutes.

3.05

Deposit Accounts.  Except as listed on Schedule 2.02, Debtor has no Deposit Accounts and is not a party to or otherwise bound by any Deposit Account Agreement.

3.06

Leases.  Except as listed on Schedule 3.06 (which schedule contains a true, accurate and complete list and description of all leases to which Debtor is a lessor, lessee, or other party or otherwise bound), Debtor is not a lessor or lessee under, or a party to, or otherwise bound by the terms of, any lease.

3.07

Commercial Tort Claims.  Except as listed on Schedule 2.01(d), Debtor has no Commercial Tort Claims.

3.08

Subsidiaries.  Schedule 3.08 lists all of the subsidiaries of Debtors.

ARTICLE IV

AFFIRMATIVE COVENANTS

Debtor covenants and agrees to the following:

4.01

Account Debtors.  The Secured Party may, at any time that an Event of Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify an Account Debtor or other Person obligated on Collateral to make payment or otherwise render performance to or for the benefit of the Secured Party and enforce, by suit or otherwise the obligations of an Account Debtor or other Person obligated on Collateral and exercise the rights of such Debtor with respect to the obligation of the Account Debtor or other Person obligated on Collateral to make payment or otherwise render performance to such Debtor, and with respect to any property that secures the obligations of the Account Debtor or other Person obligated on the Collateral.  In connection with exercise of such rights and remedies, the Secured Party may surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  Upon the request of the Secured Party during the existence of an Event of Default, each Debtor will, at its own expense, notify any or all parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.  Upon request by the Secured Party during the existence of an Event of Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral.  Except as the Secured Party may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Secured Party until delivery is made to the Secured Party.  Each Debtor will comply with the terms and conditions of any consent given by the Secured Party pursuant to the foregoing sentence.

4.02

Additional Covenants.  Each Debtor:

(a) will, at the Secured Party’s request, at any time and from time to time, execute and deliver to the Secured Party such financing statements, amendments and other documents and do such acts as the Secured Party deems necessary in order to establish and maintain valid, attached and perfected first priority security interests in the Collateral in favor of the Secured Party, free and clear of all Liens and claims and rights of third parties whatsoever except Permitted Liens; each Debtor hereby irrevocably authorizes the Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, or (y) as being of an equal or lesser scope or with greater detail;

(b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedule 3.01 hereto or at such other addresses of which such Debtor shall have given the Secured Party not less than 30 days' prior written notice;

(c) will keep its records concerning the Collateral in such a manner as will enable the Secured Party or its designees to determine at any time the status of the Collateral;

(d) will furnish the Secured Party such information concerning such Debtor, the Collateral and the Account Debtors as the Secured Party may from time to time reasonably request;

(e) will permit the Secured Party and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of an Event of Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Secured Party during the existence of an Event of Default, deliver to the Secured Party all of such records and papers;

(f) will, upon request of the Secured Party, stamp on its records concerning the Collateral, and add on all Chattel Paper and Instruments constituting a portion of the Collateral, a notation, in form satisfactory to the Secured Party, of the security interest of the Secured Party hereunder;

(g) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens;

(h) will at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Secured Party as its interest may appear (it being understood that (A) so long as no Event of Default shall be existing, the Secured Party shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever an Event of Default shall be existing, the Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Secured Obligations, whether or not due, in such order of application as the Secured Party may determine), and such policies or certificates thereof shall, if the Secured Party so requests, be deposited with or furnished to the Secured Party;

(i) will take such actions as are reasonably necessary to keep its Goods in good repair and condition;

(j) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working order, ordinary wear and tear excepted;

 (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods;

 (l) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral and will keep all of the tangible Collateral in the United States;

(m)

will promptly notify the Secured Party in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper and, upon the request of the Secured Party, will promptly execute such other documents, and do such other acts or things deemed appropriate by the Secured Party to confer upon the Secured Party control (as defined in the UCC) with respect to such Collateral;

(o) promptly notify the Secured Party in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Documents or Instruments and, upon the request of the Secured Party, will promptly execute such other documents, and do such other acts or things deemed appropriate by the Secured Party to deliver to the Secured Party possession of such Documents which are negotiable and Instruments, and, with respect to nonnegotiable Documents, to have such nonnegotiable Documents issued in the name of the Secured Party;

(p) promptly notify the Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party, and, upon the request of the Secured Party, will promptly enter into an amendment to this Agreement, and do such other acts or things deemed appropriate by the Secured Party to give the Secured Party a security interest in such Commercial Tort Claim; and

(q) further agrees to take other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the security interests in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the security interests in such Collateral, (iii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral, (iv) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and (v) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.

4.03

Taxes, Assessments, Charges, and Other Impositions.   Debtor shall pay and discharge promptly, on or before the date due, all taxes, assessments, charges, and other impositions imposed by any governmental authority on Debtor, or on the Collateral, relating to the ownership or use of the Collateral, or relating to any sale, lease, license or other disposition of the Collateral; provided, however, Debtor shall not be required to pay or discharge, or to cause to be paid or discharged, any such tax, assessment, charge, or other imposition so long as (a) the validity of such tax, assessment, charge or other imposition is being contested in good faith by Debtor by appropriate proceedings.

4.04

Notice of Lien Proceeding.   Debtor shall give Secured Party immediate written notice of the threat by any Person to commence any proceedings on a material portion of the Collateral or any other Lien Proceeding.

4.05

Delivery of Certificated Equity Interests. All certificates, agreements or instruments representing or evidencing the pledged Equity Interests, to the extent not previously delivered to the Secured Party, shall promptly upon receipt thereof by any Debtor be delivered to and held by the Secured Party pursuant hereto. All such certificated Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. Security Party shall have the right, at any time after the occurrence and during the continuance of any Event of Default, to exchange certificates representing or evidencing such pledged Equity Interests for certificates of smaller or larger denominations.  If any issuer of pledged Equity Interests is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of such pledged Equity Interests are at any time not evidenced by certificates of ownership, then each applicable Debtor shall, to the extent permitted by applicable law, record such pledge on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Secured Party the right to transfer such pledged Equity Interests.

4.06

Voting Rights: Distributions: etc.  So long as no Event of Default shall have occurred and be continuing, (i) each Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the pledged Equity Interests or any part thereof for any purpose not inconsistent with the terms or purposes of this Agreement; provided, however, that no Debtor shall in any event exercise such rights in any manner which may have an adverse effect on the security intended to be provided by this Agreement and (ii) each Debtor shall be entitled to receive and retain any and all distributions with respect to such pledged Equity Interests.  Upon the occurrence and during the continuance of any Event of Default, upon written notice from the Secured Party, all rights of each Debtor to exercise such voting and other consensual rights it would otherwise be entitled to exercise hereunder and all rights of such Debtor to receive distributions otherwise permitted hereunder shall cease, and all such rights shall thereupon become vested in the Secured Party.  Any distributions which are received by any Debtor in violation of the provisions of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Debtor and shall immediately be paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

ARTICLE V

NEGATIVE COVENANTS

Debtor covenants and agrees to the following:

5.01

Identity.  Debtor shall not change Debtor’s name or corporate structure.  If Debtor is organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized, Debtor shall not organize under the laws of another jurisdiction.

5.02

Deposit Accounts.  Debtor shall not open or close any Deposit Account or modify, terminate, or supplement any Deposit Account Control Agreement, or waive any material rights under any Deposit Account Control Agreement, without prior written notice to the Secured Party.

5.03

Liens.  Debtor shall not create, incur, assume or suffer to exist any Liens upon any Collateral of Debtor other than Permitted Liens.

ARTICLE VI

EVENT OF DEFAULT; ENFORCEMENT OF SECURITY INTEREST

6.01

Any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

(a)

Any default or event of default shall occur under any of the Debentures, Preferred or any other Finance Documents.

(b)

Any Debtor shall fail or neglect to perform, keep or observe any provision of this Agreement or any other Finance Document and the same shall remain unremedied for a period of ten (10) days after notice is given to such Debtor by the Secured Party.

(c)

The Secured Party shall fail to have an enforceable first priority lien on and security interest in the Collateral.

(d)

Any Debtor files a bankruptcy petition, a bankruptcy petition is filed against any Debtor which remains undismissed or unstayed for 30 consecutive days, or any Debtor makes a general assignment for the benefit of creditors.

6.02

Right to Enforce Claim;  Secured Party in Possession or Control.

(a)

Upon the occurrence of an Event of Default and during the continuance thereof, and in addition to such other rights and remedies as Secured Party may have under other provisions of this Agreement or any other Finance Document, or under common or statutory law, Secured Party may reduce a claim to judgment, foreclose, or otherwise enforce the claim, security interest, or agricultural lien by any available judicial procedure, and if the Collateral is Documents, Secured Party may proceed either as to the Documents or as to the Goods the Documents cover.

(b)

If Secured Party has possession of Collateral, (i) reasonable expenses, including the cost of insurance and payment of taxes or other charges, incurred in the custody, preservation, use, or operation of the Collateral are chargeable to Debtor and are secured by the Collateral, (ii) the risk of accidental loss or damage is upon Debtor to the extent of a deficiency in any effective insurance coverage, (iii) Secured Party shall keep the Collateral identifiable, but fungible Collateral may be commingled, and (iv) Secured Party may use or operate the Collateral (A) for the purpose of preserving the Collateral or its value, or (B) as permitted by an order of a court having competent jurisdiction, or (C) for the purpose of transporting the Collateral, or (D) for the purposes of demonstrating the use or operation of the Collateral.

(c)

If Secured Party has possession of Collateral or control of Collateral that is Deposit Accounts, Electronic Chattel Paper, Investment Property, or Letter-of-credit rights, then Secured Party (i) may hold as additional security any Proceeds, except money or funds, received from the Collateral, (ii) shall apply money or funds received from the Collateral to reduce the Secured Obligations unless remitted to Debtor, and (iii) may create a security interest in the Collateral.

(d)

If Secured Party has possession of Collateral that is Chattel Paper or an Instrument, then as to any such Chattel Paper or Instrument, Secured Party shall not be obligated to take any necessary steps to preserve rights against prior parties.

6.03

Collection and Enforcement. After the occurrence of an Event of Default and during the continuance thereof (in accordance with the Facilities Agreement), Secured Party may:

(a)

notify any Account Debtor or other Person obligated on Collateral to make payment or otherwise render performance to or for the benefit of Secured Party;

(b)

take any Proceeds to which Secured Party is entitled under Section 9-315 of Article 9 of the UCC;

(c)

enforce the obligations of any Debtor or other Person obligated on Collateral and exercise the rights of Debtor with respect to the obligations of the Debtor or other Person obligated on Collateral to make payment or otherwise render performance to Debtor, and with respect to any property that secures the obligations of the Debtor or other Person obligated on the Collateral;

(d)

if Secured Party is a Bank and holds a security interest in a Deposit Account maintained with Secured Party, apply the balance of the Deposit Account to the obligation secured by the Deposit Account; and

(e)

if Secured Party holds a security interest in a Deposit Account perfected by control pursuant to an agreement among Debtor, Secured Party and the Bank with which the Deposit Account is maintained, or if Secured Party becomes the Bank’s customer with respect to the Deposit Account, instruct the Bank with which the Deposit Account is maintained to pay the balance of the Deposit Account to or for the benefit of Secured Party.

6.04

Possession of Collateral.

(a)

After the occurrence of an Event of Default and during the continuance thereof, Secured Party may require Debtor to assemble the Collateral and make the Collateral available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor.  If Secured Party requires Debtor to assemble the Collateral and make the Collateral available to Secured Party, as described in the preceding sentence, Debtor shall do so promptly, and in any event within ten (10) days after Secured Party gives Debtor a notice requesting Debtor to assemble the Collateral and make the Collateral available to Secured Party at the place designated by Secured Party.  Without limiting Secured Party’s right to designate any place which is reasonably convenient to Debtor for making Collateral available to Secured Party, Debtor agrees that any place designated by Secured Party and located within one hundred (100) miles of any place where Debtor stores, uses, sells, leases, licenses, or maintains Collateral in the ordinary course of Debtor’s business shall be conclusively deemed to be a place reasonably convenient to Debtor for making the Collateral available to Secured Party.

(b)

After the occurrence of an Event of Default and during the continuance thereof, Secured Party may, pursuant to judicial process, or without judicial process if Secured Party proceeds without breach of peace, (1) take possession of the Collateral and, (2) without removal, render Equipment unusable and dispose of Collateral on Debtor’s premises.

6.05

Disposition of Collateral.

(a)

After the occurrence of an Event of Default and during the continuance thereof, Secured Party may sell, lease, license, or otherwise dispose of any or all of the Collateral in its present condition or following any commercially reasonable preparation or processing.

(b)

Secured Party may dispose of Collateral by public or private proceedings, by one or more contracts, as a unit or in parcels, and at any time and place and on any terms.

(c)

Secured Party may purchase Collateral (1) at a public disposition or (2) if the Collateral is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations, at a private disposition.

(d)

A contract for sale, lease, license, or other disposition includes the warranties relating to title, possession, quiet enjoyment, and the like which by operation of law accompany a voluntary disposition of property of the kind subject to the contract; provided, however, Secured Party may disclaim or modify such warranties (1) in a manner that would be effective to disclaim or modify the warranties in a voluntary disposition of property of the kind subject to the contract of disposition, or (2) by communicating to the purchaser a Record evidencing the contract for disposition and including an express disclaimer or modification of the warranties, and provided further that a Record is sufficient to disclaim such warranties if such Record indicates “There is no warranty relating to title, possession, quiet enjoyment, or the like in this disposition” or uses words of similar import.

(e)

Prior to a disposition of Collateral, Secured Party shall give Debtor, and any other parties required to receive notice under Article 9 of the UCC, notification as required under Article 9 of the UCC before a sale, lease, license, or other disposition of Collateral.

6.06

Additional Provisions Regarding Sales and Other Dispositions.  In the event that Secured Party shall sell or otherwise dispose of the Collateral, or any part thereof in accordance with this Agreement, the following additional provisions shall be applicable to such sale or other disposition:

(a)

Such sale or other disposition may be at public or private sale (or at any broker’s board or on any securities exchange) for cash, upon credit or for future delivery as Secured Party shall deem appropriate.  Secured Party shall be authorized at any such sale (if Secured Party deems it advisable to do so with regard to any type or item of Collateral) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own use (or for their own account for investment, as applicable) and not with a view to the distribution or sale thereof, and upon consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Secured Party shall give Debtor at least ten (10) days’ written notice (which Debtor agrees is reasonable notice) of Secured Party’s intention to make any sale of Collateral owned by Debtor.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix and state in the notice of such sale, and Secured Party shall not be obligated to make any sale of any Collateral if Secured Party shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given, and Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice to Debtor or anyone else, be made at the time and place to which the same was so adjourned.

(b)

In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser or purchasers thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for Collateral so sold and, in case of any such failure, such of the Collateral may be sold again upon notice to Debtor as set forth in this Section.

(c)

At any public sale, Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Debtor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Secured Party from Debtor as a credit against the purchase price, and Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Debtor therefor.

(d)

For purposes of any sale of Collateral in accordance with this Agreement, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof.  Secured Party shall be free to carry out such sale pursuant to such agreement, and Debtor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Secured Party shall have entered into such an agreement, all Events of Default shall have been remedied and the Secured Obligations paid in full.

(e)

Upon any sale of Collateral by Secured Party (including a sale pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral being sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Secured Party or such officer or be answerable in any way for the misapplication thereof.

ARTICLE VII

ARTICLE VIIIPOWER OF ATTORNEY

8.01

Power of Attorney;  Collections by Secured Party.

(a)

Debtor hereby appoints Secured Party as Debtor’s attorney-in-fact, with power of substitution, which appointment is irrevocable and coupled with an interest, to do each of the following in the name of Debtor or in the name of Secured Party or otherwise, for the use and benefit of Secured Party, but at the cost and expense of Debtor, and with or without notice to Debtor:  (i) notify the Account Debtors and insurers to make payments directly to Secured Party, and to take control of the cash and non-cash Proceeds of any Collateral or insurance; (ii) renew, extend or compromise any of the Collateral or deal with the same as Secured Party may deem advisable; (iii) release, exchange, substitute, or surrender all or any part of the Collateral; (iv) remove from Debtor’s places of business all Collateral Records without cost or expense to Secured Party; (v) make such use of Debtor’s places of business as may be reasonably necessary to administer, control and collect the Collateral; (vi) repair, alter or supply Goods, if any, necessary to fulfill in whole or in part the purchase order or similar order of any Account Debtor; (vii) demand, collect, give receipt for, and give renewals, extensions, discharges and releases of any of the Collateral; (viii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (ix) settle, renew, extend, compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (x) indorse the name of Debtor upon any item of payment relating to the Collateral or upon any proof of claim in bankruptcy against any Collateral; and (xi) institute and prosecute legal and equitable proceedings to reclaim any of the Goods sold to any Account Debtor obligated on an Account at a time when such Account Debtor was insolvent.  Secured Party agrees that it shall not exercise any power or authority granted under this power of attorney unless an Event of Default has occurred and is continuing.  The foregoing power of attorney is in addition to any other power of attorney that may be granted to Secured Party under any Finance Document.

(b)

NONE OF SECURED PARTY OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO DEBTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE IX

GENERAL PROVISIONS

9.01

Remedies Cumulative.  Upon the occurrence and during the continuance of any Event of Default, and in addition to such other rights and remedies as Secured Party may have under other provisions of this Agreement or any other Finance Document, Secured Party may exercise any one or more of its rights and remedies under common or statutory law.  No failure or delay on the part of Secured Party in exercising any right, power or privilege hereunder or under any other Finance Document and no course of dealing between Debtor or any other Obligor or other Person and Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have and may be exercised simultaneously.  No notice to or demand on Debtor in any case shall entitle Debtor or any other obligor or any other Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

ARTICLE X

MISCELLANEOUS

10.01

Each of the Debtors agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of Secured Party) paid or incurred by Secured Party in endeavoring to collect the Secured Obligations of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Secured Obligations.

10.02

No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

10.03

This Security Agreement shall remain in full force and effect until all Secured Obligations have been paid in full.  If at any time all or any part of any payment theretofore applied by the Secured Party to any of the Secured Obligations is or must be rescinded or returned by the Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Secured Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Secured Party had not been made.

10.04

The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns.

10.05

Secured Party’s Rights to Release Obligors; etc.  Secured Party may take or release other security, may release any party primarily or secondarily liable for any Secured Obligations or other indebtedness to Secured Party, may grant extensions, renewals or indulgences with respect to such Secured Obligations or other indebtedness and may apply any other security therefor held by Secured Party to the satisfaction of such Secured Obligations or other indebtedness, all without prejudice to any of Secured Party’s rights under this Agreement.

10.06

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon delivery, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, so long as it is properly addressed.  The addresses and facsimile numbers for such communications shall be:

If to any Debtor:

H. Douglas Saathoff

Chief Executive Officer

Nighthawk Systems, Inc.

10715 Gulfdale, Ste. 200

San Antonio, Texas  78216

Phone: (210) 341-4811

Fax (efax): (210) 855-8030

If to the Secured Party:

Dutchess Capital Management, LLC
Douglas Leighton
50 Commonwealth Ave, Suite 2
Boston, MA 02116
Telephone: (617) 301-4700
Facsimile: (617) 249-0947

10.07

Term.  The term of this Agreement shall commence with the date of this Agreement and shall continue in full force and effect and be binding upon Debtor until all Secured Obligations of Debtor to Secured Party shall have been fully paid and satisfied and Secured Party shall have given Debtor written notice of the termination of this Agreement (excluding provisions that by their terms survive termination of other provisions of this Agreement or survive the termination of the security interest created under this Agreement). Secured Party shall not be obligated to give Debtor written notice of termination of this Agreement, or to terminate any financing statements or other Lien Notices, until all Secured Obligations of Debtor to Secured Party shall have been fully paid and satisfied and there is no commitment on the part of Secured Party to make an advance, incur an obligation or otherwise give value, and Debtor shall have given Secured Party a written demand requesting the termination of this Agreement and any financing statements at which time Secured Party shall execute and deliver such documents, at Debtor’s expense, as are necessary to release Secured Party’s liens in the Collateral.  Notwithstanding anything to the contrary in this Agreement or any other Finance Documents, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor or any substantial part of Debtor’s assets, or otherwise, all as though such payments had not been made.

10.08

Further Assurances.  Debtor shall execute and deliver to Secured Party such further assurances and take such other further actions as Secured Party may from time to time request to further the intent and purpose of this Agreement and to maintain and protect the rights and remedies intended to be created in favor of Secured Party under this Agreement.

10.09

Amendments, Waivers and Consents;  Successors and Assigns.  Neither this Agreement nor any other Finance Document nor any of the terms hereof or thereof may be amended, modified, changed, waived, discharged or terminated, nor shall any consent be given, unless such amendment, modification, change, waiver, discharge, termination or consent is in writing signed by Secured Party and Debtor.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Secured Obligations have been fully paid and satisfied and this Agreement has been terminated, (ii) be binding upon Debtor and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Secured Party’s successors, transferees and assigns.  This Agreement may not be assigned by Debtor without prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole discretion.

10.10

Entire Agreement.  This Agreement and any other Finance Documents are a complete and exclusive expression of all the terms of the matters expressed therein, and all prior agreements, statements, and representations, whether written or oral, which relate thereto in any way are hereby superseded and shall be given no force and effect.  No promise, inducement, or representation has been made to Debtor which relates in any way to the matters expressed in this Agreement and in any other Finance Documents, other than what is expressly stated herein and in such Finance Documents.

10.11

No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

10.12

Governing Law.  This Agreement and all related instruments and documents and the rights and obligations of the parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles, regardless of the location of the Collateral, excepting, however, that the Uniform Commercial Code (or decisional law) of a jurisdiction other than the Commonwealth of Massachusetts may provide the method of perfection, the effect of perfection or non-perfection, or the priority of liens and security interests created under this Agreement.

10.13

DISPUTES SUBJECT TO ARBITRATION.  The parties to this Agreement will submit all disputes arising under it to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (“AAA”).  The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts.  No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.  Nothing in this section shall limit the Secured Party’s right to obtain an injunction for a breach of this Agreement from a court of law.

10.14

Severability.  Any provision of this Agreement, or of any other Finance Document, that is prohibited by, or unenforceable under, the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, Debtor hereby waives any provision of law which renders any provision of this Agreement or any other Finance Document prohibited or unenforceable in any respect.

10.15

Counterparts.  This Agreement may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile or telecopy of this executed Agreement shall be effective as an original.  In making proof of this Agreement, it shall not be necessary to produce more than one counterpart, photocopy, facsimile, or telecopy of this executed Agreement.

10.16

Time.  Time is of the essence of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Debtor has executed this Agreement as of the date first above written.

DEBTOR:

NIGHTHAWK SYSTEMS, INC.

By:
Name:
Title:

SECURED PARTY:

DUTCHESS PRIVATE EQUITIES FUND, LTD

By:
Name:
Title: